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                                                                    EXHIBIT 23.1

                           PAIRGAIN TECHNOLOGIES, INC.

                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 33-72792, 33-96080, 333-08641, 333-26643, 333-33739, 333-60067 and 333-81947 on
Form S-8 and No. 333-23067 on Form S-3, as amended, of PairGain Technologies, Inc. of our report dated February 24, 2000, appearing in this Annual Report on Form 10-K of PairGain Technologies, Inc. for the year ended December 31, 1999.



DELOITTE & TOUCHE LLP

Costa Mesa, California
March 15, 2000


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